UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

NEXTGEN HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Leading Independent Proxy Advisory Firms ISS and Glass Lewis Recommend that NextGen Healthcare Shareholders Vote on the Company’s WHITE Proxy Card

Time is Short. The NextGen Healthcare Board of Directors Urges Shareholders to Vote “FOR” All Proposals on the WHITE Proxy Card TODAY

ATLANTA – October 5, 2021 – NextGen Healthcare, Inc. (Nasdaq: NXGN), a leading provider of ambulatory-focused technology solutions, today announced that leading independent proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis & Co (“Glass Lewis”), have recommended that NextGen Healthcare shareholders use the Company’s WHITE proxy card and vote “FOR,” among other proposals:

•	The reincorporation of the Company to Delaware;

•	The elimination of cumulative voting in the election of directors; and

•	The election of each of NextGen Healthcare’s director nominees.

Both ISS’s and Glass Lewis’s recommendations were issued in connection with NextGen Healthcare’s 2021 Annual Meeting of Shareholders, scheduled to be held on October 13, 2021.

In making its recommendations, ISS stated in its October 1, 2021 report1:

•

“On balance, the recent changes to the board and management appear sufficient to put the company in a stronger position to execute its strategy to grow revenue by delivering an expanded product and service suite to existing customers.”

In making its recommendations, Glass Lewis stated in its October 4, 2021 report1:

•

“Given the circumstances, we believe shareholders will likely be best served supporting the board’s current slate, one that already reflects a significant refreshment that includes the Company’s recently-hired CEO and three other brand new nominees.”

Also in the ISS report recommending that shareholders vote on the Company’s WHITE proxy card:

On the Company’s management team:

•

“These two recent additions [David Sides and Sri Velamoor] to the executive team have expressed a vision for how the company will execute the next stage of its strategy, and further disruption in the boardroom may jeopardize the potential for success.”

•	“Recent additions to the executive team may finally help to deliver the revenue growth that has consistently been on the horizon.”

[1]	Permission to use quotes neither sought nor obtained

On the Board’s actions to revitalize the Company after Sheldon Razin resigned as Chair:

•

“A turnaround strategy appears to have been necessary in 2015 when management and the board leadership transitioned away from the dissident, partially due to industry developments and partially to address some of the company’s prior strategic mistakes, such as the failed acquisitions within the Hospital Solutions Division.”

•	“The board’s decisions at that time, including increased investment in R&D and strategic M&A to address gaps in product offerings, appear to have been prudent.”

•

“As expected, the shift from perpetual licenses to subscription revenue has created pressure on the company’s gross margin. Despite that, adjusted operating margin has been moving in the right direction since 2015…and the company has been able to report improvements in its operating margins despite increased investment in R&D.”

•

ISS also recognizes that NextGen Healthcare has “brought in a highly qualified CEO, prioritized growth by creating a new executive role, and refreshed with three new board members who appear to have relevant experience across providers, health insurance, life sciences, and enterprise software.”

On Sheldon Razin:

•

“While it is impossible to determine the cause of this dysfunction from the outside, it is clear that the common denominator that has been at the center of the proxy fights and has held the longest tenure on the board is Razin himself.”

On the Company’s corporate governance:

•

“The current board structure features a number of provisions that are considered best practice, including annual reelection of all directors, separation of chairman and CEO roles, majority vote standard for M&A and charter and bylaw amendments, and shareholders’ right to call special meetings. Seven of the current eight board members are independent.”

In recommending that shareholders vote “FOR” the elimination of cumulative voting:

•	“A majority vote standard ensures board accountability in uncontested elections.”

•	“Similarly, the proposed elimination of cumulative voting is appropriate, in this case, because of the simultaneous proxy access and director resignation policy.”

•	“Given that there are voting items on ballot to provide for the safeguards necessary if cumulative voting were to be removed, support for this proposal is warranted.”

In recommending that shareholders vote “FOR” the reincorporation to Delaware:

•	“On balance, the reincorporation would be favorable in terms of its impact on shareholder rights.”

NextGen Healthcare issued the following statement:

Both ISS’s and Glass Lewis’s recommendations further validate our belief that efforts to revitalize the Company are working and that NextGen Healthcare is poised for accelerating growth and shareholder value creation.

•	Leadership has transformed NextGen Healthcare into a market leader with a winning platform and exceptionally engaged employees.

•	A robust foundation is now in place.

•	With our new CEO David Sides, NextGen Healthcare has a powerhouse management team to ensure we capture our many market opportunities.

•	NextGen Healthcare’s director nominees have deep, diverse, relevant expertise and are committed to serving the best interests of ALL shareholders.

In short, NextGen Healthcare has never been better positioned for sustained success. We urge our shareholders to ensure we continue our progress and can focus on the future, not the past.

To follow the recommendations of both ISS and Glass Lewis, shareholders should vote on the WHITE proxy card today. NextGen Healthcare shareholders are advised to discard any blue proxy cards they receive from Sheldon Razin.

Time is short. Please vote now in order to have your vote recorded promptly. Simply follow the instructions to vote by Internet on your WHITE proxy card or WHITE voting instruction form from your bank or brokerage firm. If you get email delivery of your proxy materials, the email will contain a link or instructions on how to vote your shares.

Important:

Approving the reincorporation and cumulative voting proposals will effectively result in giving NextGen Healthcare shareholders the opportunity to vote “FOR” ALL candidates on the NextGen Healthcare slate of nine director nominees under plurality voting, which is a “one share, one vote” standard. Eliminating cumulative voting provides important benefits, including ensuring that a dissident minority shareholder like Sheldon is unable to cumulate shares and override the will of the majority in the election of directors.

Any shareholder with questions about the Annual Meeting or in need of assistance in voting their shares should contact:

MacKenzie Partners, Inc.

NXGNproxy@mackenziepartners.com

Toll-Free: (800) 322-2885

Information about the meeting is also available at www.nextgen.com/annual-meeting

About NextGen Healthcare, Inc.

NextGen Healthcare, Inc. (Nasdaq: NXGN) is a leading provider of ambulatory-focused technology solutions. We are empowering the transformation of ambulatory care—partnering with medical, behavioral and dental providers in their journey to value-based care to make healthcare better for everyone. We go beyond EHR and PM. Our integrated solutions help increase clinical productivity, enrich the patient experience, and ensure healthy financial outcomes. We believe in better. Learn more at nextgen.com, and follow us on Facebook, Twitter, LinkedIn, YouTube and Instagram.

Certain Information Concerning the Participants

NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement.

Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tami Stegmaier

(949) 237-6083

tstegmaier@nextgen.com

Barrett Golden / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

nextgen-jf@joelefrank.com

Investor Relations Contact

Matthew Scalo

(415) 370-9202

mscalo@nextgen.com

Laurie Connell

(212) 378-7071

lconnell@mackenziepartners.com

Daniel Burch

(212) 929-5748

dburch@mackenziepartners.com

How to Vote for NextGen Healthcare’s Highly Qualified Director Nominees Dear Team, If you are a NextGen Healthcare shareholder, you should have received proxy voting materials from NextGen Healthcare that entitle you to vote at the 2021 annual meeting of our shareholders (the “Annual Meeting”), to be held on October 13, 2021. Our Board of Directors encourages you to take a few minutes to vote “FOR” ALL proposals listed on the WHITE proxy card, including each of NextGen Healthcare’s highly qualified director nominees. As you know, this year’s vote is particularly important given that Sheldon Razin is seeking to gain de facto control of NextGen Healthcare’s Board of Directors. For employees who are also shareholders, your vote on the WHITE proxy card in advance of our Annual Meeting is critically important, no matter how many shares you own. As outlined in the Company’s proxy materials, you may vote online or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Depending upon how you hold your shares, you may also be able to vote by telephone. The quickest most efficient way to vote your shares is to vote online. Depending on how you hold your shares your control number required to vote online may have 11, 12 or 16 digits. Please have your control number ready and follow the “how to vote online” instructions provided with your material. By Internet Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time, October 12, 2021. Have your proxy card or voting instruction form in hand and log into the website address printed on the card or click on the link in the email you received. Follow the instructions provided when you access the website. or By Telephone Call the phone number printed on your proxy card, voting instruction form or email you received. Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, October 12, 2021. Have your proxy card, voting instruction form or email in hand and then follow the instructions. or By Mail Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope we have provided.

You should have already received the Company’s proxy materials by email from your broker and also by regular mail. You also probably received proxy materials sent by Sheldon Razin (the Razin Group) by email from your broker and also by regular mail, including a blue proxy card. We urge you to simply discard Sheldon Razin’s blue proxy card and disregard his email, and only vote using the Company’s WHITE proxy card. If you choose to vote by mail, we recommend following these instructions: 1 Please locate the white proxy card that was included with your proxy solicitation packet. NOTE: The white proxy card you may receive may be slightly different than the one portrayed.

The Board of Directors recommends you vote FOR the following: **WHITE PROXY CARD**

6A. If Proposals 1 and 2C are approved and the Reincorporation is effected, to select nine persons to serve as directors of NextGen Delaware until the 2022 annual meeting of shareholders.

Nominees:

(1) Craig A. Barbarosh	(4) Jeffrey H. Margolis	(7) Dr. Pamela Puryear
(2) George H. Bristol	(5) Dr. Geraldine McGinty	(8) Darnell Dent
(3) Julie D. Klapstein	(6) Morris Panner	(9) David Sides

For All	Withhold All	For All Except
☑	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominees in the space below.

6B. If either Proposal 1 or 2C is not approved, to elect nine persons to serve as directors of our Company until the 2022 annual meeting of shareholders. If timely and properly invoked in accordance with California law and the Company's bylaws, cumulative voting will apply to this proposal.

Nominees:

(1) Craig A. Barbarosh	(4) Jeffrey H. Margolis	(7) Dr. Pamela Puryear
(2) George H. Bristol	(5) Dr. Geraldine McGinty	(8) Darnell Dent
(3) Julie D. Klapstein	(6) Morris Panner	(9) David Sides

For All	Withhold All	For All Except
☑	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominees in the space below.

If cumulative voting is invoked, this proxy authorizes the proxy holders to cumulate the votes that you are entitled to cast for all director nominees and allocate them, in the discretion of the Board, among director nominees for which you do not withhold authority to vote. To provide specific voting allocation instructions with respect to all or some of the votes you are entitled to cast, hand mark the number of votes you would like to specifically allocate next to each director nominee's name above.

The Board of Directors recommends you vote FOR Proposals 1, 2A-2G, 3, 4 and 5.

	Proposal	For	Against	Abstain
1.	Our reincorporation in the State of Delaware pursuant to a merger with and into a wholly-owned subsidiary of the Company (the "Reincorporation"). Approval of Proposal 1 is conditioned on approval of Proposal 2C.	☑	☐	☐
2A.	Approval of provisions in the Delaware Certificate and Bylaws limiting the Company's stockholders' right to call special meetings of stockholders.	☑	☐	☐
2B.	Approval of a provision in the Delaware Certificate providing that vacancies occurring on the Board of Directors and newly created directorships may be filled solely by a majority of the remaining directors.	☑	☐	☐
2C.	Approval of a provision disallowing cumulative voting.	☑	☐	☐
2D.	Approval of a provision in the Delaware Certificate providing that the total number of directors constituting the Board of Directors may be fixed exclusively by resolution of the Board of Directors. Approval of Proposal 1 is conditioned on approval of Proposal 2C.	☑	☐	☐
2E.	Approval of a provision of the Delaware Certificate providing that, unless NextGen Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery.	☑	☐	☐
2F.	Approve a provision of the Delaware Certificate requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States	☑	☐	☐
2G.	Approve a provision in the Delaware Bylaws providing proxy access for director nominees by stockholders	☑	☐	☐
3.	Advisory vote to approve the compensation for our named executive officers (i.e., "Say-on-Pay").	☑	☐	☐
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022.	☑	☐	☐
5.	Amendment and Restatement of NextGen Healthcare, Inc. 2015 Equity Incentive Plan.	☑	☐	☐

Continued and to be signed on the reverse side

2 Complete the WHITE proxy card by checking every “For All” box. Sign

WHITE PROXY CARD

NEXTGEN HEALTHCARE, INC.
PROXY FOR 2021 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Jeffrey D. Linton and James R. Arnold, Jr., and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of NextGen Healthcare, Inc. ("NextGen Healthcare") held of record by the undersigned as of September 2, 2021 at the Annual Meeting of Shareholders of NextGen Healthcare to be held at NextGen Healthcare's corporate headquarters located at 3525 Piedmont Rd, NE, Building 6, Suite 700, Atlanta, Georgia 30305, on October 13, 2021, at 10:00 a.m. Eastern time and at all adjournments and postponements thereof (the "Annual Meeting"), upon the following matters, which are described in NextGen Healthcare's Proxy Statement for the Annual Meeting. NextGen Healthcare's Board of Directors recommends shareholders vote "FOR" Proposals 1 and 2A-2G, "FOR" all of the directors in Proposal 6 and "FOR" Proposals 3, 4 and 5.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in NextGen Healthcare's Proxy Statement concerning the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, except in the case of broker non-votes, the shares will be voted in accordance with the Board of Director's recommendations. This proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors for which authority to vote has not been withheld, in accordance with the instruction of the Board of Directors or an authorized committee thereof. If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

Signature

Shareholder

Signature (Capacity)

9/28/21

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such

(Continued and to be marked, dated and signed, on the other side)

3 Sign and date the back of the card. Write “shareholder” on the Signature (Capacity) line.

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
BUSINESS REPLY MAIL
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POSTAGE WILL BE PAID BY ADDRESSEE
CORPORATE ELECTION SERVICES
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The Board of Directors recommends you vote FOR the following:
WHITE PROXY CARD
6A. If Proposals 1 and 2C are approved and the Reincorporation is effected, to select nine persons to serve as directors of NextGen Delaware until the 2022 annual meeting of shareholders.
Nominees:
(1) Craig A. Barbarosh (2) George H. Bristol (3) Julie D. Klapstein
(4) Jeffrey H. Margolis (5) Dr. Geraldine McGinty (6) Morris Panner
(7) Dr. Pamela Puryear (8) Darnell Dent (9) David Sides
For All
Withhold All
For All Except
6B. If either Proposal 1 or 2C is not approved, to elect nine persons to serve as directors of our Company until the 2022 annual meeting of shareholders. If timely and properly invoked in accordance with California law and the Company's bylaws, cumulative voting will apply to this proposal.
Nominees:
(1) Craig A. Barbarosh (2) George H. Bristol (3) Julie D. Klapstein
(4) Jeffrey H. Margolis (5) Dr. Geraldine McGinty (6) Morris Panner
(7) Dr. Pamela Puryear (8) Darnell Dent (9) David Sides
For All
Withhold All
For All Except
The Board of Directors recommends you vote FOR Proposals 1, 2A-2G, 3, 4 and 5.
For
Against
Abstain
1. Our reincorporation in the State of Delaware pursuant to a merger with and into a wholly-owned subsidiary of the Company (the "Reincorporation"). Approval of Proposal 1 is conditioned on approval of Proposal 2C.
2A. Approval of provisions in the Delaware Certificate and Bylaws limiting the Company's stockholders' right to call special meetings of stockholders.
2B. Approval of a provision in the Delaware Certificate providing that vacancies occurring on the Board of Directors and newly created directorships may be filled solely by a majority of the remaining directors.
2C. Approval of a provision disallowing cumulative voting.
2D. Approval of a provision in the Delaware Certificate providing that the total number of directors constituting the Board of Directors may be fixed exclusively by resolution of the Board of Directors. Approval of Proposal 1 is conditioned on approval of Proposal 2C.
2E. Approval of a provision of the Delaware Certificate providing that, unless NextGen Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery.
2F. Approve a provision of the Delaware Certificate requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States.
2G. Approve a provision in the Delaware Bylaws providing proxy access for director nominees by stockholders.
3. Advisory vote to approve the compensation for our named executive officers (i.e., "Say-on-Pay").
4. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022.
5. Amendment and Restatement of NextGen Healthcare, Inc. 2015 Equity Incentive Plan.
Continued and to be signed on the reverse side

4 Remove the top portion and return completed proxy card in the postage paid envelope provided.

Your voting instructions must be received by Internet, phone or mail no later than 11:59 P.M. Eastern Time on October 12, 2021, the day before the Annual Meeting. Therefore, it is very important that you act promptly so that your vote is received before the deadline.

REMEMBER:

•

Only your latest dated vote instruction by internet, phone or mail will count. If you inadvertently voted using Sheldon Razin’s blue proxy card, you can change your vote by voting again on the Company’s WHITE proxy card.

•

If you hold NextGen Healthcare shares in more than one account (e.g., in our employee share purchase plan, in registered name or through a personal bank or brokerage account), you’ll receive separate WHITE proxy cards or voting instruction forms for each account. To ensure all your shares are represented, you must submit a vote for each account in which you hold NextGen Healthcare shares.

•	If you hold through a personal bank or brokerage account, you may also receive an email providing access to our proxy materials online. Again, please be sure to vote using only the WHITE proxy card.

If you have additional questions or need assistance in voting your shares, please call MacKenzie Partners Toll Free: (800) 322-2885 or email NXGNproxy@mackenziepartners.com. You can also contact any member of the ELT.

We sincerely appreciate your vote, and all you continue to do for NextGen Healthcare every day.

Certain Information Concerning the Participants

NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement.

Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.